PERFORMANCE FUNDS TRUST (the “Trust”)

U.S. Treasury Money Market Fund
(the “Fund”)

Supplement Dated May 20, 2009
to the Fund’s Institutional Class and Money Market Funds Institutional Class
Prospectuses each dated October 1, 2008

Effective June 1, 2009, the Fund will be reopened to additional investments.

Please retain for future reference.